8 Contingencies and lawsuits	12 Months Ended
Dec. 31, 2020
Contingencies And Lawsuits
Contingencies and lawsuits
Note	8 | Contingencies and lawsuits

The Company has contingent liabilities and is a party to lawsuits that arise from the ordinary course of business. Based on the opinion of its in-house and external legal advisors, the Company’s Management estimates that the outcome of the current contingencies and lawsuits will not result in amounts that either exceed those of the recorded provisions or could be significant with respect to the Company’s financial position or the results of its operations.

Furthermore, it is worth mentioning that there exist contingent obligations and labor, civil and commercial complaints filed against the Company related to legal actions for individual non-significant amounts, which as of December 31, 2020 total $ 2,431.5 million, for which a provision has been recorded.